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                                                                    EXHIBIT 10.3

                              AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE

$12,500,000                                                        March 5, 2003

     This Amended and Restated Revolving Credit Note is executed and delivered under and pursuant to the terms of that certain Fourth Amended and Restated Revolving Credit and Security Agreement dated as December 26, 2001 (as amended, by that certain First Amendment to Fourth Amended and Restated Revolving Credit and Security Agreement dated February 4, 2002 and that certain Second Amendment to Fourth Amended and Restated Revolving Credit Security Agreement dated the date hereof and as may be further amended, supplemented or modified from time to time, collectively supplemented or modified from time to time, the "Credit Agreement") by and among RADNOR HOLDINGS CORPORATION, WINCUP HOLDINGS, INC., RADNOR CHEMICAL CORPORATION, STYROCHEM U.S., LTD., RADNOR DELAWARE II, INC., WINCUP TEXAS, LTD., STYROCHEM DELAWARE, INC., STYROCHEM GP, L.L.C., STYROCHEM LP, L.L.C., WINCUP GP, L.L.C. AND WINCUP LP, L.L.C. (each, a "Maker" and jointly and severally, the "Makers"), the financial institutions named therein and the financial institutions which hereafter become a party thereto (collectively, the "Lenders"), PNC BANK, NATIONAL ASSOCIATION as lead arranger and administrative agent for the Lenders (in such capacity, the "Agent"), and FLEET CAPITAL CORPORATION as documentation agent (in such capacity as "Documentation Agent"). Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

     FOR VALUE RECEIVED, the undersigned Makers, jointly and severally, hereby promise to pay to the order of FLEET CAPITAL CORPORATION ("Lender"), at the offices of Agent, in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000), or such lesser sum which then represents the aggregate unpaid principal balance of Lender's Commitment Percentage of the Revolving Advances, together with interest from and after the date hereof on the unpaid principal balance outstanding at the applicable per annum rate(s) set forth in the Credit Agreement. The actual amount due and owing from time to time hereunder shall be evidenced by Agent's records of receipts and disbursements with respect to the Revolving Advances, which shall be prima facie evidence of the unpaid balance thereof.

     This Amended and Restated Revolving Credit Note ("Note") is the Note referred to in, and is issued pursuant to, the Credit Agreement, and is subject to all the terms and conditions of and entitled to all of the benefits and security of the Credit Agreement. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Credit Agreement.

     Interest shall accrue at the rates set forth (including, if applicable, a default rate), and shall be computed in the manner provided, in Article III of the Credit Agreement. In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate

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permissible under law. In the event interest and other charges as computed hereunder would otherwise exceed the highest rate permitted under law, such excess amount shall be first applied to any unpaid principal balance owed by Makers, and if the then remaining excess amount is greater than the previously unpaid principal balance, Lender shall promptly refund such excess amount to Makers and the provisions hereof shall be deemed amended to provide for such permissible rate.

     Interest shall be charged and payable on the outstanding balance hereunder at the applicable rate provided in the Credit Agreement notwithstanding and even following the occurrence of any Event of Default, acceleration, judgment, bankruptcy or reorganization proceedings or any other event or occurrence.

     The principal amount of this Note, and also the accrued interest thereon, shall be due and payable in the amounts, on the dates and in the manner set forth in the Credit Agreement.

     This Note shall evidence the unconditional obligation of Makers to repay to Lender the outstanding balance of Revolving Advances made to Makers by Lender, with interest thereon and all fees, costs and expenses in connection therewith.

     Reference is made to the Credit Agreement for provisions concerning prepayment and acceleration of the outstanding balance of the obligations of each Maker under this Note. This Note is secured by and shall have the benefits of the Collateral described in the Credit Agreement.

     Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies set forth in Article 11 of the Credit Agreement. The rights and options of Lender under this Note shall be enforced by Agent under the terms and conditions hereof and of the Credit Agreement.

     Time is of the essence in the performance of this Note. To the fullest extent permitted by applicable law, each Maker, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

     No delay or failure on the part of Agent or Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Agent or Lender of any right or remedy preclude any other right or remedy. Agent, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against any Maker or any Borrower, any guarantor of the indebtedness evidenced hereby or any other property of any Maker or any Borrower. Makers agree that, without releasing or impairing Makers' liability hereunder, Agent may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

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     This Note shall be construed and governed by the laws of the Commonwealth of Pennsylvania without reference to its conflicts of laws rules. The provisions of this Note are severable and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions of this Note. No modification hereof shall be binding or enforceable against Lender unless approved in writing by Lender.

     EACH MAKER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF MAKER, LENDER AND/OR AGENT OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH MAKER HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT MAKER, AGENT AND/OR LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH MAKER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     Any judicial proceeding brought by or against any Maker with respect to this Note or any related agreement may be brought in any court of competent jurisdiction located in the Commonwealth of Pennsylvania, and, by execution and delivery of this Note, each Maker accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Note. Each Maker hereby waives personal service of any and all process upon it and consents that all such service of process may be made upon it in the manner provided for in Section 15.1 of the Credit Agreement. Each Maker waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by any Maker against Agent or Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Note or any related agreement, shall be brought only in a federal or state court located in the County of Philadelphia, Commonwealth of Pennsylvania.

     This Note together with the additional revolving credit notes executed the date hereof and delivered in connection with and pursuant to the terms of the Credit Agreement amend and restate, but do not extinguish the obligations evidenced by that certain Amended and Restated Revolving Credit Note issued by Makers in favor of Lender in the original principal amount of $35,000,000 pursuant to the terms of that certain Credit Agreement dated February 4, 2002.

                         [Signatures begin on next page]

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     IN WITNESS WHEREOF, Makers, intending to be legally bound, have caused this
Note to be duly executed and delivered on the date first above written.

                           WINCUP HOLDINGS, INC.

                           By:/s/ R. Radcliffe Hastings
                              --------------------------------------------------
                           R. Radcliffe Hastings, Sr. Vice President, Treasurer

                           RADNOR CHEMICAL CORPORATION

                           By:/s/ R. Radcliffe Hastings
                              --------------------------------------------------
                           R. Radcliffe Hastings, Sr. Vice President, Treasurer


                           STYROCHEM U.S., LTD.
                           By: StyroChem GP, LLC, its General Partner
                             By: Radnor Chemical Corporation, its Sole Member

                           By:/s/ R. Radcliffe Hastings
                              --------------------------------------------------
                           R. Radcliffe Hastings, Sr. Vice President, Treasurer

                           RADNOR HOLDINGS CORPORATION

                           By:/s/ R. Radcliffe Hastings
                              --------------------------------------------------
                           R. Radcliffe Hastings, Sr. Vice President, Treasurer

                           RADNOR DELAWARE II, INC.

                           By:/s/ R. Radcliffe Hastings
                              --------------------------------------------------
                           R. Radcliffe Hastings, Sr. Vice President, Treasurer

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                            STYROCHEM DELAWARE, INC.

                            By:/s/ R. Radcliffe Hastings
                               -------------------------------------------------
                            R. Radcliffe Hastings, Sr. Vice President, Treasurer

                            WINCUP TEXAS, LTD.
                            By: WinCup GP, LLC, its General Partner
                               By: WinCup Holdings, Inc., its Sole Member

                            By:/s/ R. Radcliffe Hastings
                               -------------------------------------------------
                            R. Radcliffe Hastings, Sr. Vice President, Treasurer

                            STYROCHEM GP, L.L.C.
                            By: Radnor Chemical Corporation, its Sole Member

                            By:/s/ R. Radcliffe Hastings
                               -------------------------------------------------
                            R. Radcliffe Hastings, Sr. Vice President, Treasurer

                            STYROCHEM LP, L.L.C.
                            By: Radnor Chemical Corporation, its Sole Member

                            By:/s/ R. Radcliffe Hastings
                               -------------------------------------------------
                            R. Radcliffe Hastings, Sr. Vice President, Treasurer

                            WINCUP GP, L.L.C.
                            By: WinCup Holdings, Inc. its Sole Member

                            By:/s/ R. Radcliffe Hastings
                               -------------------------------------------------
                            R. Radcliffe Hastings, Sr. Vice President, Treasurer

                            WINCUP LP, L.L.C.
                            By: WinCup Holdings, Inc. its Sole Member

                            By:/s/ R. Radcliffe Hastings
                               -------------------------------------------------
                            R. Radcliffe Hastings, Sr. Vice President, Treasurer

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